Exhibit (10)(n)

                  FIRST AMENDMENT TO RESTRICTED STOCK AGREEMENT


         This Agreement is entered into this 9th day of October, 1996 by and between GUILFORD MILLS, INC. (the "Company") and JOHN A. EMRICH (the "Executive").

                                   WITNESSETH:

         WHEREAS, pursuant to the Guilford Mills, Inc. 1989 Restricted Stock Plan (the "Plan"), the Company and the Executive entered into a restricted stock agreement, dated February 12, 1996 (the "Original Agreement"), under the terms of which the Company granted the Executive 20,000 shares of Company common stock, par value $.02 per share, subject to certain restrictions; and

         WHEREAS, the Compensation Committee of the Board of Directors of the Company has the authority under the terms of the Original Agreement to administer the Original Agreement; and

         WHEREAS, the Compensation Committee approved an amendment to the Original Agreement modifying the dates upon which the restricted stock awarded thereunder shall vest, as described more fully herein.

         NOW, THEREFORE, the Company and the Executive hereby agree to amend the Original Agreement as follows:

                  1. Section 3 of the Original Agreement is hereby deleted in its entirety and the following section is substituted in its place:

                           3. Vesting of Restricted Stock. Subject to the Executive's continuous employment with the Company or a Subsidiary from and after the date of this Agreement, the Executive shall become vested in 4,000 shares of restricted stock on each of October 9, 1996, October 1, 1997, October 1, 1998, October 1, 1999 and October 1, 2000 (each such date a "Vesting Date").

                  2. Except as otherwise set forth herein, the Original Agreement remains unmodified and in full force and effect.



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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                      GUILFORD MILLS, INC.

                                      By:  /s/ Terrence E. Geremski
                                         -------------------------------------
                                        Name:  Terrence E. Geremski
                                              --------------------------------
                                        Title:  Vice President/Chief Financial
                                              --------------------------------
                                                Officer and Treasurer



                                             /s/ John A. Emrich
                                            -------------------
                                               John A. Emrich